UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. )


Filed by the Registrant [X] Filed by a Party other than the Registrant [ ]


Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-12


                        AIR PACKAGING TECHNOLOGIES, INC
                        -------------------------------
              (Name of the Registrant as Specified In Its Charter)



                       ---------------------------------

Payment of Filing Fee (Check the appropriate box):

[X] No Fee Required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.



1) Title of each class of securities to which transaction applies:

2)  Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4) Proposed maximum aggregate value of transaction:

5) Total fee paid:

                       ---------------------------------

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as  provided  by  Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)   Amount Previously Paid:

2)   Form, Schedule or Registration Statement No.:

3)   Filing Party:

4)   Date Filed:

                        Air Packaging Technologies, Inc.
                              25620 Rye Canyon  Rd.
                               Valencia, Ca. 91355






June 15, 2001

Dear Fellow Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders to be held on Friday, August 3, 2001, at 2:00 PM at the offices of Air Packaging Technologies, Inc. at 25620 Rye Canyon Road, Valencia, California 91355.

The Notice of Annual Meeting and Proxy Statement that follow describe the business to be conducted at the meeting.

Whether or not you plan to attend the meeting in person, it is important that your shares be represented and voted. After reading the enclosed Notice of Annual Meeting and Proxy Statement, I urge you to promptly complete, sign, date and return the enclosed proxy card in the envelope provided.

Your vote is very important, and we appreciate a prompt return of your signed Proxy card.

We hope to see you at the meeting.


Sincerely yours,
/s/ Donald M. Ochacher
Donald M. Ochacher
Chairman of the Board, President and Chief Executive Officer

                        AIR PACKAGING TECHNOLOGIES, INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD FRIDAY AUGUST 3, 2001

To the Shareholders of AIR PACKAGING TECHNOLOGIES, INC.:

Notice is hereby given that the Annual Meeting of Shareholders of Air Packaging Technologies, Inc. (the Company) will be held on Friday, August 3, 2001, at 2:00 PM at the offices of the Company, 25620 Rye Canyon Road, Valencia, California, for the following purposes:

1. To elect three directors to hold office until the next Annual Meeting of Shareholders and until their respective successors have been duly elected and qualified;

2. To authorize the adoption of a Stock Option Plan for the period July 1, 2001 to June 30, 2002.

3. To appoint BDO Seidman, LLP as independent auditors for the fiscal year ending December 31, 2001;

4. To transact other such business as may properly come before the Annual Meeting or any adjournments thereof.

Shareholders of record at the close of business on June 15, 2001 are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

By order of the Board of Directors

/s/ Janet L Maxey
Janet L Maxey
Corporate Secretary

June 15, 2001

All shareholders are cordially invited to the meeting in person. Whether or not you expect to attend the meeting, PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. The giving of your Proxy will not affect your right to vote in person should you later decide to attend the meeting.

                        AIR PACKAGING TECHNOLOGIES, INC.
                              25620 RYE CANYON ROAD
                               VALENCIA, CA 91355

                                 PROXY STATEMENT


General Information

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Air Packaging Technologies, Inc., (the Company) for the Annual Meeting of Shareholders to be held on Friday, August 3, 2001 and any postponements or adjournments thereof. Any shareholders giving a Proxy may revoke it before or at the meeting by providing a proxy bearing a later date or by attending the meeting and expressing a desire to vote in person. All proxies will be voted as directed by the shareholder on the Proxy card; and, if no choice is specified, they will be voted (1) "FOR" the three directors nominated by the Board of Directors; (2) "FOR" the authorization for the adoption of a Stock Option Plan for the period July 1, 2001 to June 30, 2002; (3) "FOR" the appointment of BDO Seidman, LLP as independent auditors for the fiscal year ending December 31, 2001, and (4) in the discretion of the persons acting as Proxies, for any other matters.

Your cooperation in promptly returning the enclosed Proxy will reduce the Company's expenses and enable its management and employees to continue their normal duties for your benefit with minimum interruption for follow-up proxy solicitation.

Only shareholders of record at the close of business on June 15, 2001 are entitled to receive notice of and to vote at the meeting. On that date, the Company had outstanding 11,298,358 shares of Common Stock. The shares of Common Stock vote as a single class. Holders of shares of Common Stock on the record date are entitled to one vote for each share held. The presence at the Annual
Meeting, either in person or by proxy, of the holders of a majority of the shares of Common Stock issued, outstanding and entitled to vote is necessary to constitute a quorum for the transaction of business.

A majority of votes present or represented at the meeting, assuming a quorum in present, is required for all matters to be voted upon at this meeting. In accordance with Delaware law, abstentions and "broker non-votes" (i.e. proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares as to a matter with respect to which brokers or nominees do not have discretionary power to vote) will be treated as present for purposes of determining the presence of a quorum. For purposes of determining approval of a matter presented at the meeting, abstentions will be deemed present and entitled to vote and will, therefore, have the same legal effect as a vote "against" a matter presented at the meeting. Broker non-votes will be deemed not entitled to vote on the matter as to which the non-vote is indicated and will, therefore, have no legal effect on the vote on such matter.

This Proxy Statement and the accompanying Notice of Annual Meeting and form of Proxy are being mailed or delivered to shareholders on or about June 18, 2001.

In the event that sufficient votes in favor of the proposals are not received by the date of the Annual Meeting, the persons named as proxies may propose one or more adjournments of the Annual Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares of Common Stock present in person or by proxy at the Annual Meeting. The persons names as proxies will vote in favor of such adjournment or adjournments.

The cost of preparing, assembling, printing, and mailing the materials, the Notice and the enclosed form of Proxy, as well as the cost of soliciting proxies relating to the Annual Meeting, will be borne by the Company. The Company will request banks, brokers, dealers, and voting trustees or other nominees to forward solicitation materials to their customers who are beneficial owners of shares, and will reimburse them for the reasonable out-of-pocket expenses of such solicitations. The original solicitation of Proxies by mail may be supplemented by telephone, telegram, personal solicitation or other means by officers and other regular employees or agents of the Company, but no additional compensation will be paid to such individuals on account of such activities.

Please mark, date and sign the enclosed proxy and return it at an early date in the enclosed postage prepaid return envelope so that, if you are unable to attend the Annual Meeting, your shares may be voted.

                                  PROPOSAL #1
                                  -----------
                              Election of Directors

The management proposes to nominate the three persons named in the following table for election as directors of the Company. Each director will hold office until the next Annual Meeting or until his successor is duly elected or appointed, unless his office is earlier vacated in accordance with the Bylaws of the Company or he becomes disqualified to act as a director.

The Bylaws of the Company authorize a Board of Directors of between three and nine directors. The Company has currently fixed the number of directors at three. Under Delaware law and the Company's Articles of Incorporation, shareholders of record on the record date will be entitled to one vote for each share held when voting for directors.

Unless otherwise instructed, the Company's Proxy holders intend to vote the shares of Common Stock represented by the Proxies in favor of the election of these nominees. If for any reason any of these nominees will be unable or unwilling to serve, the shares represented by the enclosed Proxy will be voted for the election of the balance of those named and such other person or persons as the Board of Directors may recommend. The Board of Directors has no reason to believe that any such nominee will be unable or unwilling to serve.

The Company's nominees and directors are listed below, together with their ages, offices with the Company and year in which each became a director of the Company.

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE ELECTION OF THE THREE NOMINEES FOR DIRECTOR.


Name                      Age           Position                      Since
-----------------       ------  -----------------------------         -------
Donald Ochacher (1)       63      Chairman, CEO & a Director           6/99
Carl Stadelhofer          47      Director                            11/98
Marco Calmes(1)           53      Director                             5/00

(1)      Member of the Audit Committee

Business Experience of Directors and Nominees during the Past Five Years:

Donald Ochacher - President and Chief Executive Officer and Chairman of the Board of Directors of the Company since June 1999. Mr. Ochacher has been a member of the New York bar since 1960 and was engaged in the private practice of law specializing in corporate and tax law until 1973 when he became General Counsel and Chief Financial and Administrative Officer of the Newark Group Ltd., a large privately owned paper company. Since 1985, he has been both an attorney and business consultant and at various times, has served as President of privately owned companies engaged in the paper, hazardous waste, real estate and long distance telephone resale industries. From August 1997 to August 1998, he was Chief Financial Officer of Electric Entertainment Corp. Mr. Ochacher graduated from the New York University School of Law in 1960, receiving a LL.B degree and received his B.A degree from Cornell University in 1957.


Carl Stadelhofer - Attorney with Rinderknecht Klein & Stadelhofer in Switzerland since July 1990. Mr. Stadelhofer is a French and Swiss citizen; admitted in Switzerland 1982. Education: Law Schools of Zurich and Berne University (lic.jur1979); Harvard Law School, Massachusetts; Georgetown University, Washington, D.C. Mr. Stadelhofer specializes in banking and financing, mergers and acquisitions, investment funds and international securities transactions.


Marco Calmes -Since March of 2000 Mr. Calmes has been coordinator of portfolio management at SCF Societa Di Consulenza Finanziaria SA. From 1990 until 2000 he had been employed by Banca Adamas Lugano as a portfolio manager and responsible for the development of institutional clients. He has been in the banking business in Switzerland since 1978. In 1968 he received a Bachelors degree. In 1969 he received a Masters in Business Administration from Michigan State University.

Committees of the Board of Directors and Meetings

     The Board of Directors currently has one committee: an Audit Committee. The Company has neither an executive committee nor a compensation committee. The directors do not have any specific policies for determining compensation of executive officers.

     Since December of 2000 the Audit Committee has been comprised of Mr. Ochacher and Mr. Calmes. Prior to that it was composed of Mr. Ochacher and Mr. Wayne Case, a former director of Air Packaging. Under Rule 4200(a)(14) of the NASD listing standards Mr. Calmes is an independent director and Mr. Ochacher is not. The Audit Committee reviews and recommends to the Board, as it deems necessary, the internal accounting and financial controls for the Company and the accounting principles and auditing practices and procedures to be employed in preparation and review of financial statements of the Company. The Audit Committee makes recommendations to the Board concerning the engagement of independent public accountants and the scope of the audit to be undertaken by such accountants. The Audit Committee met one time during 2000. No written charter for the audit committee has been adopted by the Board of Directors.

     In addition, (1) The audit committee reviewed and discussed the audited financial statements with management; (2) The audit committee discussed with the independent auditors the matters required to be discussed by SAS 61; (3) The audit committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 and has discussed with the independent accountant the independent accountant's independence; and (4) based on the review and discussions referred to in paragraphs (1) through (3) above, the audit committee recommended to the Board of Directors that the audited financial statements be included in the company's Annual Report on Form 10-KSB for the last fiscal year.

The Company's Board of Directors met nine times during 2000 (including actions by unanimous written consent). No director attended less than 75% of the aggregate of all meetings of the Board of Directors and any Committee on which he served.

Compensation of Directors

     None of the Company's directors received any compensation during the most recent fiscal year for serving in their position as a director. No plans have been adopted to compensate directors in the future. However, in 2000 the Company adopted the 2000-2001 Employee Stock Option Plan which authorized stock options to be issued to directors. Under this plan options to acquire 25,000 shares of the Company's common stock at $1.48 per share were issued to Marco Calmes as a director.

     The Company's Board of Directors may in the future, at its discretion, compensate directors for attending Board and Committee meetings and reimburse the directors for out-of-pocket expenses incurred in connection with attending such meetings.

Management

Listed below are key employees of the Company who are not directors or nominees:

Janet L. Maxey, age 38, joined the Company in May 1991. She was appointed Chief Financial Officer in July 1997. Ms. Maxey attended California State University, Northridge, and earned a Bachelor of Science Degree in Business Administration.

Garry Newman, age 51, joined the Company in June 1997 as Vice President of Manufacturing and Engineering. Prior to that, Mr. Newman was Engineering & Quality Assurance Manager for Richmond Technology from October 1994 until he joined the Company. Mr. Newman attended University of California, Davis, and earned a Bachelor of Science Degree in Chemical Engineering.

Elwood Trotter, age 58, joined the Company in April 1989 and became Vice President of Special Projects. Mr. Trotter attended Simon Frazer University in British Columbia, Canada.

No director or executive officer serves pursuant to any arrangement or understanding between him and any other person.


EXECUTIVE COMPENSATION
----------------------

         The following table sets forth the annual compensation paid and accrued by the Company during its last three fiscal years to the executive officers to whom it paid in excess of $100,000, including cash and issuance of securities.





                                        Summary Compensation
                                        --------------------

                        Annual Compensation                   Awards                  Payouts
                ------------------------------------   ----------------------   ---------------------
                                             Other                  Secur-
Name                                         Annual    Restricted   ities                  All Other
and                                          Compen-   Stock        Underlying  LTIP       Compen-
Principal                   Salary    Bonus  sation    Award(s)     Options/    Payouts    sation
Position         Year         ($)      ($)     ($)       ($)        SARs (#)    ($)        ($)
--------        --------    -------   -----  ------    ------       --------    ------     -------
Donald
Ochacher          2000      98,354     n/a      -        -          325,000(2)    -          -
Chairman(1)       1999      42,900     n/a      -        -           40,000       -          -
Of the Bd         1998       n/a       n/a      -        -               -        -          -
& CEO

Elwood            2000     112,592     n/a      -        -          160,000(2)    -          -
Trotter           1999     109,200     n/a      -        -           75,000(3)    -          -
Vice              1998     104,260     n/a      -        -           22,500       -          -
President
Sales &,
Marketing,
Former
Director

--------------------

(1)  Donald Ochacher has been President and CEO of the Company since June 1999.
(2) Includes stock options which were granted in prior years but were cancelled and reissued during fiscal 2000.
(3) Includes stock options which were granted in prior years but were repriced during fiscal 1999.




Options/SAR Grants in Last Fiscal Year
--------------------------------------



                                       Individual
                                       Grants
                                       ------

                        No. Of Sec.    % of Total
                        Underlying     Options/SARs
                        Options/       Granted to      Exercise
                        SARs           Employees       or Base
                        Granted (a)    In Fiscal       Price         Expiration
Name                       (#)         Year            ($/Sh)        Date
----                       ---         ----            ------        ----
Donald Ochacher
Chairman of
The Board
& CEO                    150,000          22%           $0.50         12/31/04
                         150,000          22%           $0.50         08/22/04
                          25,000           4%           $0.50         08/24/04

Elwood Trotter
Vice President
Sales &
Markeing &
Former
Director                  85,000          13%           $0.50         12/31/04
                          75,000          11%           $0.50         08/24/04



(a)  Includes options which were cancelled and re-issued during fiscal 2000.




     The following table sets forth the number of shares covered by exercisable and unexercisable options held by such executives on December 31, 2000, and the aggregate gains that would have been realized had these options been exercised on December 31, 2000, even though these options were not exercised, and the unexercisable options could not have been exercised, on December 31, 2000. The Company did not issue stock appreciation rights.

Aggregated Option/SAR Exercises
in Last Fiscal Year and
Fiscal Year-End Options/SAR Values

                                                     Number of                Value of Unexercised
                                               Securities Underlying               in-the-Money
                   Shares                           Unexercised                   Options/SARs
                   Acquired     Value            Options/SARs at             at Fiscal Year End(a)
                   on Exercise  Realized            FY-End (#)                         ($)
Name               $            $             Exercisable  Unexercisable    Exercisable   Unexercisable
----               -----------  --------    ----------------------------   --------------------------
Donald Ochacher    -                -            195,832    129,168             48,959    32,291

Elwood Trotter     -                -             40,000        -                 -         -
                   -                -             96,873     63,127             24,219    15,781


(a)  Market value of shares covered by in-the-money  options on December 31, 2000, less option exercise  price.  Options  are  in-the-money  if the market  value of the shares  covered thereby is greater than the option  exercise  price based on the last trading day in 2000 of $0.75 per share.



     The Company has no Long-Term Incentive Plans and no Awards were made in its Last Fiscal Year


 .      SECURITY  OWNERSHIP  OF CERTAIN  BENEFICIAL  OWNERS  AND  MANAGEMENT


     The following table sets forth information regarding beneficial ownership as of December 31, 2000, of the Company's Common Stock, by any person who is known to the Company to be the beneficial owner of more than 5% of the Company's voting securities and by each director and by officers and directors of the Company as a group.

                                                    Beneficial(1)    Percentage
Officers and Directors                              Ownership        of Class(1)
----------------------                              ---------        ----------

Donald Ochacher, Chairman, CEO and a Director(2)     220,832             1.9%
Elwood C. Trotter, Vice President(3)                 155,649             1.4%
Carl Stadelhofer, Director                           223,333             1.9%
Marco Calmes                                             -0-             0.0%
                                                    ---------
All current directors and
officers as a group (6 persons)                      718,962             6.0%
                                                    =========        ==========
5% Holders
Schmitt Industries, Inc.                            1,153,058           10.2%

2765 N.W Nicolai Street
Portland OR  97210

1 Assumes that only each person's options have been exercised and no other person's have been exercised for the percentage calculation.

2 Includes 195,832 stock options outstanding and exercisable at 12/31/00. Options issued during fiscal 2000 contained vesting terms which include immediate vesting of 50% of the options granted and quarterly vesting for twelve quarters for the balance.

3 Includes 136,873 stock options outstanding and exercisable at 12/31/00. Options issued during fiscal 2000 contained vesting terms which include immediate vesting of 50% of the options granted and quarterly vesting for twelve quarters for the balance.



                              CERTAIN RELATIONSHIPS


No director or executive officer serves pursuant to any arrangement or understanding between him and any other person.

                              RELATED TRANSACTIONS


             A former employee of the Company, who resigned effective June 4, 1999 entered into a one year consulting agreement to provide consulting services at a fee of $5,000 per month. The agreement expired on May 31, 2000. Consulting expense for the years ended December 31, 2000 and 1999 was $25,000 and $35,000, respectively.


             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

The following Officers, Directors or Beneficial Owners of more than ten percent of the Company's outstanding common stock failed to timely file reports required under Section 16(a) of the Exchanges Act during 2000.

                                                                Transactions Not
Name                            Number of Late Filings           Reported Timely

Donald Ochacher                          Two                            Two
Elwood Trotter                           Two                            Two
Garry Newman                             Two                            Two
Janet Maxey                              Two                            Two
Carl Stadelhofer                         One                            One
Marco Calmes                             None                           None


THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE ELECTION OF THE THREE NOMINEES FOR DIRECTOR.


                                  Proposal #2
                                  -----------
                     Authorize Adoption of Stock Option Plan

 Authorizes the Board of Directors to adopt a stock option plan for the period July 1, 2001 to June 30, 2002, adopt the rules governing such plan, and determine the number of options to be granted under the plan.

The plan is intended to provide stock options to be granted to officers, directors, consultants, and employees of the Company. Each individual grant is determined by the Board of Directors. The exercise price of the options will be no less than the market price of the Company's common stock at the date of grant. No determination has been made as to who, if anyone, will receive stock options during the period of this plan. During the period of the 2000 plan (July 1, 2000 to June 30, 2001), the following options were granted:

Name              Position (if any)         Number of Options granted   Exercise Price
----              -----------------         -------------------------   --------------
Donald Ochacher   President & CEO                     175,000                $0.50
                                                      150,000                $1.48
Janet Maxey       Chief Financial Officer              17,500                $0.50
                                                       50,000                $1.48
Garry Newman      Vice President                       27,500                $0.50
                                                      100,000                $1.48
Elwood Trotter    Vice President                       75,000                $0.50
                                                      150,000                $1.48

Executive Group                                       295,000                $0.50
                                                      450,000                $1.48
Non-Executive
Directors                                              25,000                $1.48

Non-Executive
Employees                                               5,000                $0.50
                                                       25,000                $1.48


It is recommended that the shareholders authorize the adoption of a Stock Option Plan for July 1, 2001 to June 30, 2002.

THE  BOARD  OF  DIRECTORS  RECOMMENDS  THAT THE  SHAREHOLDERS  VOTE  "FOR"  THIS
PROPOSAL.

The affirmative vote of holders of a majority of the outstanding shares of the Company's voting stock entitled to vote at the meeting is required to adopt Proposal #2.


                                  Proposal #3
                                  -----------
                       Appointment of Independent Auditors


Independent Certified Public Accountants

BDO Seidman LLP has audited and reported upon the financial statements of the Company for the fiscal year ended December 31, 2000 and has been selected to serve as the Company's independent auditors for the fiscal year ending December 31, 2001.

All professional services rendered by BDO Seidman, LLP during fiscal year 2000 were furnished at customary rates and terms.

A representative of BDO Seidman, LLP is expected to be present at the Annual Meeting and will be available to respond to appropriate questions.

THE  BOARD  OF  DIRECTORS  RECOMMENDS  THAT THE  SHAREHOLDERS  VOTE  "FOR"  THIS
PROPOSAL.

The affirmative vote of holders of a majority of the outstanding shares of the Company's voting stock entitled to vote at the meeting is required to adopt Proposal #3.

                                  Proposal  #4
                                  -------------
                                  Other Matters

The management does not know of any other matters to come before the Annual Meeting other than those referred to in the Notice of Meeting. Should any other matters properly come before the Meeting, the shares represented by the Proxy solicited hereby will be voted on such matters in accordance with the best judgement of the persons voting the Proxy.

THE  BOARD  OF  DIRECTORS  RECOMMENDS  THAT THE  SHAREHOLDERS  VOTE  "FOR"  THIS
PROPOSAL.

The affirmative vote of holders of a majority of the outstanding shares of the Company's voting stock entitled to vote at the meeting is required to adopt Proposal #4.


                              Shareholder Proposals

Shareholder proposals complying with the applicable rules under the Securities Exchange Act of 1934 intended to be presented at the 2002 Annual Meeting of Shareholders must be received at the offices of the Company by February 20, 2002, to be considered by the Company for inclusion in the Company's proxy statement and form of proxy relating to that meeting. Such proposals should be directed to the attention of the Corporate Secretary, Air Packaging Technologies, Inc., 25620 Rye Canyon Rd., Valencia, Ca. 91355.

                                  Annual Report

The 2000 Annual Report to Shareholders accompanies this Proxy Statement, but is not to be deemed a part of the proxy soliciting material.

                              10-KSB Annual Report

Upon the written request of any person whose proxy is being solicited pursuant to this proxy statement, the Company will provide, without charge, a copy of the Company's 2000 annual report on Form 10-KSB, including the financial statements and the financial statement schedules, as filed with the Securities & Exchange Commission. Please direct any requests to: Janet L. Maxey, Corporate Secretary, Air Packaging Technologies, Inc., 25620 Rye Canyon Rd., Valencia, Ca. 91355.

                        AIR PACKAGING TECHNOLOGIES, INC.
                              25620 Rye Canyon Road
                               Valencia, CA 91355

                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD AUGUST 3, 2001
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Donald Ochacher and Janet L. Maxey and each of them, Proxies will full power of substitution in each of them, in the name, place and stead of the undersigned, to vote at the Annual Meeting of Shareholders of Air Packaging Technologies, Inc. on Friday, August 3, 2001 at 2:00 PM at the offices of the Company at 25620 Rye Canyon Road, Valencia, CA 91355 or at any adjournment or adjournments thereof, according to the number of votes that the undersigned would be entitled to vote if personally present, upon the following matters:

1.   ELECTION OF DIRECTORS:

     [ ]FOR all nominees listed below, except as withheld in the spaces below.

     [ ]WITHHOLD AUTHORITY to vote for all nominees listed below.

Donald Ochacher, Carl Stadelhofer , and Marco Calmes will stand for election to the Board of Directors for terms to expire at the next Annual Meeting.

INSTRUCTION: To withhold authority to vote for any individual nominee, check the box "FOR" and write the nominee's name in the space below.

--------------------------------------------------------------------------------

2. AUTHORIZE ADOPTION OF A STOCK OPTION PLAN FOR THE PERIOD JULY 1, 2001 TO JUNE 30, 2002:

     [ ]FOR                   [ ]AGAINST              [ ]ABSTAIN

3. AUTHORIZE APPOINTMENT OF BDO SEIDMAN, LLP AS INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2001:

     [ ]FOR                   [ ]AGAINST              [ ]ABSTAIN

4. GRANT PROXYHOLDERS DISCRETION IN VOTING FOR OR AGAINST ANY OTHER MATTERS THAT MIGHT COME BEFORE THE MEETING.

     [ ]FOR                   [ ]AGAINST              [ ]ABSTAIN

Unless otherwise specified by the undersigned, this proxy will be voted FOR Proposals 1, 2 and 3 and will be voted by the proxyholders at their discretion as to Proposal 4. To vote in accordance with the Board of Directors recommendations, just sign below, no boxes need be checked.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such, and if signing for a corporation, please give your title.


________________________   ___________________________        ____________2001
Signature of shareholder   Printed name of stockholder             Date


________________________   ___________________________        ____________2001
Signature of shareholders  Printed name of stockholder             Date


_____________________________
Printed title, if appropriate

CHECK HERE IF YOU PLAN TO ATTEND THE ANNUAL MEETING  [   ]
Please mark, sign, date and return this proxy card promptly, using the enclosed envelope